UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 27, 2016
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of IPG Photonics Corporation, dated October 27, 2016 (the “Original Form 8-K”). This Form 8-K/A is being filed solely for the purpose of correcting data provided in the “Supplemental Schedule of Stock-Based Compensation” table in the “Three Months Ended September 30, 2015” and the “Nine Months Ended September 30, 2015” columns. The “Supplemental Schedule of Stock-Based Compensation” table was part of the press release furnished as Exhibit 99.1 to the Original Form 8-K. No other changes were made to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition
On November 3, 2016, IPG Photonics Corporation issued a corrected version of the “Supplemental Schedule of Stock-Based Compensation” table which was part of the press release of IPG Photonics Corporation, dated October 27, 2016, announcing financial and operating results for the three months and nine months ended September 30, 2016, which was furnished in the Original Form 8-K. A copy of the corrected “Supplemental Schedule of Stock-Based Compensation” table is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Supplemental Schedule of Stock-Based Compensation for the Three and Nine Months Ended September 30, 2016 and 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

November 3, 2016	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Supplemental Schedule of Stock-Based Compensation for the Three and Nine Months Ended September 30, 2016 and 2015.